                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                December 13, 1994
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                    TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      Nevada                          0-13291                    94-6565852
- - - - --------------------------------------------------------------------------------
(State of Incorporation)             (Commission               (IRS Employer
                                     File No.)               Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                  75231
- - - - --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700




                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends a Form 8-K Current Report dated December 13, 1994 and filed December 21, 1994 by Transcontinental Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1993 and the nine months ended September 30, 1994.

A summary of the pro forma transactions follows:

On December 13, 1994, NCPO Texas, Ltd., a Texas limited partnership (the "Partnership"), purchased the North Central Plaza One Office Building ("NCPO"), a 197,848 square foot office building in Dallas, Texas for $12.4 million, exclusive of acquisition commissions and closing costs. The seller of the property was Prudential Insurance Company of America, a New Jersey corporation. The Partnership paid $4.2 million in cash obtaining new mortgage financing for the remaining $8.2 million. The mortgage bears interest at 8.625% per annum, requires monthly payments of principal and interest of $68,994 and matures January 31, 2017.

The Company is the sole limited partner of the Partnership with a 97.5% limited partner interest. The general partner of the partnership, with a 2.5% general partner interest, is Ensearch Holding Company, a corporation controlled by an adult son of A. Bob Jordan, a Director of the Company. The Company has the option to acquire such general partner interest at any time for one dollar.
The Company intends to exercise such option. The Company consolidates the partnership for financial statement purposes.

The $12.4 million NCPO purchase price is approximately 5.6% of the Company's assets at December 31, 1993. However, this purchase combined with other property purchases the Company has made in 1994, exceed 10% of the Company's assets at December 31, 1993.

In addition to the NCPO acquisition discussed above, the Company has purchased three industrial properties, two office buildings and one apartment complex in 1994. The three industrial properties and one of the office buildings are located in Virginia, the other office building is located in Dallas, Texas and the apartment complex is located in Orlando, Florida. The properties were purchased for a total of $27.3 million and represent approximately 12.4% of the Company's consolidated assets at December 31, 1993. The Company paid a total of $11.7 million in cash and financed the remainder of the purchase prices.
The mortgages secured by the properties bear interest at rates ranging from 6.0% to 10.0% per annum and mature from 1999 to 2024. Two of these acquisitions occurred prior to September 30, 1994 and are accordingly reflected in the September 30, 1994 "actual balance sheet" of the Company, as presented.

The Company has previously provided an audited statement of operations for the Summerfield Apartments in Orlando, Florida which the Company acquired in November 1994. Such acquisition approximated 3.0% of the Company's consolidated assets at December 31, 1993. The remaining acquisitions, for which the Company has not provided audited statements of operations, do not in the aggregate constitute a significant subsidiary.

In 1994, the Company sold one apartment complex, one office building, its general partnership interest in two partnerships and its limited partner interest in a third partnership. In connection with the sales, the Company received cash totaling $1.6 million and provided an additional $100,000 in purchase money financing. These sales all occurred prior to September 30, 1994 and are accordingly reflected in the Company's "actual balance sheet" as of September 30, 1994, as presented.

The proforma statements of operations present the Company's operations as if the transactions described above had occurred at the beginning of each of the periods presented.


(b)  Financial statements of property acquired:


Exhibit
Number                             Description
- - - - -------    ---------------------------------------------------------------------------------------------------
 99.0      North Central Plaza One Audited Statement of Operating Income for the year ended December 31, 1993.


                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1994


                                                                                      Other
                                                              North Central          Property
                                              Actual           Plaza One(1)       Acquisitions(2)             Proforma
                                              ------          -------------       ---------------             --------
                                                                       (dollars in thousands)
      Assets
      ------
Notes and interest receivable
 Performing..................            $        16,641     $          -        $          -            $       16,641
 Nonperforming, nonaccruing..                        593                -                   -                       593
                                         ---------------     --------------      --------------          --------------
                                                  17,234                -                   -
                                                                                                                 17,234
Real estate held for sale, net
 of depreciation.............                      8,137                -                   -                     8,137

Less - allowance for
 estimated losses............                       (960)               -                   -                      (960)
                                         ---------------     --------------      --------------          --------------
                                                  24,411                -                   -                    24,411

Real estate held for invest-
 ment, net of accumulated
 depreciation................                    183,217             12,930              15,182                 211,329
Investment in partnerships....                    11,094                -                   -                    11,094
Cash and cash equivalents.....                     4,816             (4,507)             (2,809)                 (2,500)
Other assets..................                     6,194                 84                (136)                  6,142
                                         ---------------     --------------      --------------          --------------
                                         $       229,732     $        8,507      $       12,237          $      250,476
                                         ===============     ==============      ==============          ==============


Liabilities and Stockholders' Equity
- - - - ------------------------------------

Liabilities

Notes and interest payable....           $       124,082     $        8,150      $       12,202          $      144,434
Other liabilities.............                    10,813                151                  35                  10,999
                                         ---------------     --------------      --------------          --------------

                                                 134,895              8,301              12,237                 155,433

Commitments and contingencies

Stockholders' equity

Common stock $.01 par value,
 authorized, 10,000,000
 shares; issued and out-
 standing, 2,674,850 shares..                         27                -                   -                        27
Paid-in capital...............                   219,049                -                   -                   219,049
Accumulated distributions in
 excess of accumulated
 earnings....................                   (124,239)               206                 -                  (124,033)
                                         ---------------     --------------      --------------          --------------

                                                  94,837                206                 -                    95,043
                                         ---------------     --------------      --------------          --------------
                                                 229,732     $        8,507      $       12,237          $      250,476
                                         ===============     ==============      ==============          ==============

__________________________

(1) Assumes the December 13, 1994 acquisition of the property by the Company occurred on September 30, 1994.
(2) Assumes that the October and November 1994 property acquisitions of the Company occurred on September 30, 1994.

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1994




                                                                       North                Other       Property and
                                                                      Central             Property       Partnership
                                                     Actual          Plaza One(1)       Acquisitions(1)     Sales (2)    Pro forma
                                                     ------          ------------       ---------------  -------------   ----------
                                                                          (dollars in thousands, except per share)
Income
 Rentals................................       $         26,376        $    1,664         $    3,654      $  (1,062)    $  30,632
 Interest...............................                  1,160                -                  -              -          1,160
 Equity in (losses) of investees........                    (77)               -                  -              (6)          (83)
                                               ----------------        ----------         ----------      ---------     ---------
                                                         27,459             1,664              3,654         (1,068)       31,709
Expenses
 Property operations....................                 20,317             1,081              2,038           (506)       22,930

 Interest...............................                  7,711               523              1,395           (356)        9,273

 Depreciation...........................                  4,472               697                479           (175)        5,473
 Advisory fee to affiliate..............                  1,280                -                  -              -          1,280
 General and administrative.............                  1,280                -                  -              -          1,280
                                               ----------------        ----------         ----------      ---------     ---------
                                                         35,060             2,301              3,912         (1,037)       40,236
(loss) before gain on sale of
 partnership interests, gain on sale of
 real estate and extraordinary gain.....                 (7,601)             (637)              (258)           (31)       (8,527)
Gain on sale of partnership interests....                 2,514                -                  -              -          2,514
Gain on sale of real estate..............                 2,153                -                  -              -          2,153
Extraordinary gain.......................                 1,189                -                  -              -          1,189
                                               ----------------        ----------         ----------      ---------     ---------
Net (loss)...............................      $         (1,745)       $     (637)        $     (258)     $     (31)    $  (2,671)
                                               ================        ==========         ==========      =========     =========
Earnings per share
 (Loss) before gain on sale of partner-
ship interests, gain on sale of real
 estate and extraordinary gain........         $          (2.84)                                                        $   (3.19)
Gain on sale of partnership interests..                     .94                                                               .94
Gain on sale of real estate............                     .80                                                               .80

 Extraordinary gain.....................                    .44                                                               .44
                                               ----------------                                                         ---------
 Net (loss).............................       $           (.66)                                                        $   (1.01)
                                               ================                                                         =========

Weighted average Common shares used in
 computing earnings per share...........              2,674,850                                                         2,674,850
                                               ================                                                         =========

____________________________
(1) Assumes acquisition by the Company on January 1, 1994.
(2) Assumes sale by the Company on January 1, 1994.

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993





                                                                                                Property
                                                         North Central         Other               and
                                                           Plaza One         Property          Partnership
                                               Actual     Acquisition(1)   Acquisitions(1)        Sales (2)    Pro forma
                                               ------    ---------------   ---------------     ------------    ---------
                                                             (dollars in thousands, except per share)
Income
 Rentals ...............................   $     30,373    $    2,046      $      3,889          $ (1,911)   $    34,397
 Interest ..............................          1,869            -                 -                 -           1,869
 Equity in income (losses) of investees.           (262)           -                 -                490            228
                                            -----------     ----------      ------------          --------    -----------
                                                 31,980         2,046             3,889            (1,421)        36,494
Expenses
 Property operations ...................         23,659         1,340             2,513            (1,315)        26,197
 Interest ..............................          8,662           698             1,826              (596)        10,590
 Depreciation ..........................          5,435           259               708              (229)         6,173
 Advisory fee to affiliate .............          1,548            -                 -                 -           1,548
 General and administrative ............          1,991            -                 -                 -           1,991
 Provision for losses ..................            873            -                 -                 -             873
                                            -----------     ----------      ------------          --------    -----------
                                                 42,168          2,297             5,047            (2,140)        47,372
Income (loss) before gain on sale of
 real estate and extraordinary gain ....        (10,188)          (251)           (1,158)              719        (10,878)
Gain on sale of real estate ............             24             -                 -                 -              24
Extraordinary gain .....................          1,594             -                 -                 -           1,594
                                            -----------     ----------      ------------          --------    -----------
Net income (loss) ......................   $     (8,570)   $     (251)     $     (1,158)         $    719    $    (9,260)
                                            ===========     ==========      ============          ========    ===========
Earnings per share
 Income before gain on sale of real
  estate and extraordinary gain.........    $     (3.79)                                                      $     (4.05)
 Gain on sale of real estate............            .01                                                               .01
 Extraordinary gain.....................            .59                                                               .59
                                            -----------                                                       -----------
 Net income.............................    $     (3.19)                                                      $     (3.45)
                                            ===========                                                       ===========

Weighted average shares of Common
 shares used in computing earnings
 per share..............................      2,688,888                                                         2,688,888
                                            ===========                                                       ===========


- - - - ----------------------------

(1) Assumes acquisition by the Company on January 1, 1993.
(2) Assumes sale by the Company on January 1, 1993.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        TRANSCONTINENTAL REALTY INVESTORS, INC.





Date:   February 3, 1995                By:    /s/ Thomas A. Holland
                                               Thomas A. Holland
                                               Senior Vice President and
                                               Chief Accounting Officer

                    TRANSCONTINENTAL REALTY INVESTORS, INC.

                                  EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                            Dated December 13, 1994





Exhibit                                                                            Page
Number                         Description                                        Number
- - - - -------         -----------------------------------------                         ------
99.0            North Central Plaza One Audited Statement                           9
                of Operating Income for the year ended
                December 31, 1993.